UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange act of 1934

Date of report (date of earliest event reported):  September 17, 2013

RECEPTOS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35900 (Commission File Number	26-4190792 (I.R.S. Employer Identification No.)

10835 Road to the Cure, Suite 205

San Diego, California 92121

(858) 652-5700

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in a Current Report on Form 8-K dated July 17, 2013, the Board of Directors (the “Board”) of Receptos, Inc. (the “Company”) approved modifications to the employment agreements of its executive officers, including its named executive officers and principal financial officer, with respect to severance arrangements, as well as changes to the base salaries for its named executive officers and principal financial officer.  On September 17, 2013, the Company entered into amended and restated employment agreements with its executive officers incorporating the modified severance arrangements and revised base salaries (the “Amended Agreements”).  The Amended Agreements also provide that if any payment or benefit received by an executive pursuant to certain change in control transactions would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code (a “280G Payment”), then such executive will be entitled to an additional payment (a “Gross-Up Payment”) in an amount such that, after deduction of all applicable taxes (including the excise tax) on such Gross-Up Payment, the net amount is equal to the excise tax on such executive’s 280G Payments; provided, however, that the total amount of Gross-Up Payments for all benefitted executives is capped at 2.0% of transaction value where a definitive agreement for a change in control transaction is entered into on or prior to July 31, 2014, or 1.5% of transaction value where a definitive agreement is entered into thereafter but on or prior to March 31, 2015; and provided, further, that the total amount of an individual executive’s Gross-Up Payments is also capped at the lesser of:  (i) such executive’s portion of the aggregate cap for all benefitted executives, with such portion determined by such executive’s relative share of the aggregate excise tax burden on 280G Payments among all benefitted executives; or (ii) 50% of the aggregate cap for all benefitted executives.  The Gross-Up Payment provisions are inapplicable where a definitive agreement for a change in control transaction is not entered into until after March 31, 2015.

The form of Amended Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.  The foregoing description is qualified in its entirety by reference to the full text of the form of Amended Agreement.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Amended and Restated Employment Agreement, dated September 17, 2013, by and between Receptos, Inc. and its executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2013	RECEPTOS, INC.

	By:	/s/ Faheem Hasnain
Faheem Hasnain
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Amended and Restated Employment Agreement, dated September 17, 2013, by and between Receptos, Inc. and its executive officers.